SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):           25-Mar-02

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE1
(Exact name of registrant as specified in its charter)


          Delaware                      333-61840-01             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   25-Mar-02   a scheduled distribution was made from the Trust
     to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 25-Mar-02
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated         25-Mar-02


Credit Suisse First Boston Mortgage Securities Corp Mortgage-Backed Pass-Through
 Certificates, Series 2002-HE1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        25-Mar-02

DISTRIBUTION SUMMARY


       Beginning                       Prin       Ending
Class   Balance       Principal        Loss       Balance
A-1    199,585,229       2,522,185          N/A 197,063,044
A-2    138,667,917       2,407,502          N/A 136,260,415
A-IO   289,206,440               0          N/A 284,991,558
M-1     26,000,000               0           0   26,000,000
M-2     19,000,000               0           0   19,000,000
B       15,000,000               0           0   15,000,000
X      398,253,147               0          N/A 394,048,161
R                0               0          N/A           0
Total  398,253,147       4,929,687           0  393,323,459



                                   Current Period
                          Interest Pass-Through
Class     Interest      Shortfall         Rate
  A-1      340,736               0     2.19500%
  A-2      239,433               0     2.22000%
 A-IO    1,539,760               0     6.15000%
  M-1       60,667               0     3.00000%
  M-2       54,678               0     3.70000%
    B       54,833               0     4.70000%
    X            0               0
    R            0               0     2.22000%
Total    2,290,108               0

AMOUNTS PER $1,000 UNIT
                                                   Interest
                                               Carry-forward         Ending
ClassCusip                    Prin         Int       Amount         Balance
A-1  22540V UF 7         12.610924    1.703682     0.000000      985.315222
A-2  22540V UG 5         17.196446    1.710238     0.000000      973.288678
A-IO 22540V UH 3          0.000000    5.296733     0.000000      980.363116
M-1  22540V UK 6          0.000000    2.333333     0.000000     1000.000000
M-2  22540V UL 4          0.000000    2.877778     0.000000     1000.000000
B    22540V UM 2          0.000000    3.655555     0.000000     1000.000000
X    22540V UN 0          0.000000    0.000000     0.000000      985.120281
R    22540V UJ 9          0.000000    0.000000     0.000000        0.000000

                                     GROUP 1      GROUP 2        TOTAL
Principal Distributions:
Beginning Balance                  210,263,599  163,281,037     373,544,636
     Scheduled Principal               112,674       96,178         208,852
     Prepays (Includes Curtail)      2,038,730    1,957,403       3,996,133
     Net Liquidation Proceeds                0            0               0
     Loan Purchase Prices                    0            0               0
     Total Principal Remit           2,151,404    2,053,581       4,204,985
     Net Realized Losses                     0            0               0
Ending Balance                     208,112,195  161,227,456     369,339,650
Count                                    1,809        1,326           3,135

Prefunding Account:
Beginning Balance                   49,275,166            0      49,275,166
Subsequent Transfer                 24,566,655            0      24,566,655
Add to avail cert prin                       0            0               0
Ending Balance                      24,708,511            0      24,708,511

Ending Collateral Balance          232,820,706  161,227,456     394,048,161
Ending OC Amount                                                    724,702

Interest Distributions:
Sched Int (Net of Serv Fee)          1,602,473    1,220,503       2,822,976
Cap Int Account withdrawals            158,173            0         158,173
Less Relief Act Int Short                    0            0               0
                                     1,760,646    1,220,503       2,981,149
Capitalized Interest Account:
Beginning Balance                      535,214            0         535,214
plus: Investment Income                      0            0               0
less: Cap Int Requirement              158,173            0         158,173
less: Withdraw Overfunded Int          205,477            0         205,477
Ending Balance                         171,564            0         171,564

                                     GROUP 1      GROUP 2        TOTAL

Servicing Fee                           87,610       68,045         155,654
Trustee Fee                                876          680           1,556
Credit Risk Manager Fee                  3,066        2,381           5,448
FSA Premium                              9,979        6,933          16,913


Current  Advances                    1,496,032    1,065,492       2,561,524
Outstanding  Advances                1,895,842    1,239,281       3,135,122

Delinquency Information

     30-59 days delinq             60-89 days delinq        90+ days delq
     Count         Bal             Count       Bal          Count           Bal
Grp 117            1,947,538       7           663,865      0               0
Grp 245            3,665,055       9           1,122,557    2            235,040
Total62            5,612,593       16          1,786,422    2            235,040
*Note:  The above statistics do not include loans in Fore., Bank., or REO .

   		Foreclosure                   Bankruptcy
   		Count         Balance         Count       Balance
Grp 		13             420,690         2           178,709
Grp		21             71,883          0           0
Total		4              492,573         2           178,709

                   REO
     Count         Balance         Market Value
Grp 10.00          0.00            0.00
Grp 20.00          0.00            0.00
Total0.00          0.00            0.00


Number of Loans with Prepayment Premiums                                 17
Amount of Prepayment Premiums                                        57,577


Delinquency Rate (> 60 Days)                                         0.6834%
Rolling Three Month Delinquency Rate                                 0.4480%


Realized Losses incurred during the related Due Period                    0
Cumulative Net Realized Losses since Startup Day                          0


Weighted Average Term to Maturity of Mortgage Loans                      344
Weighted Average Gross Coupon of Mortgage Loans                      9.5688%


Insured Payment on Class A                                                0

Net Excess Spread                                                    2.3396%


Net WAC (gross of FSA fee)                                           9.0462%


Basis Risk Reserve Account Balance                                    5,000


Senior Enhancement Percentage                                       15.4105%


Aggregate Repurchases                                                     0

Trigger Event Occurred                                                    NO

Balance of Liquidated Loans                                               0



     SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE1


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA